Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.TFSCapital.com/products/mutual_funds.asp. You can also get this information at no cost by calling (888) 534-2001 or by sending an email request to fundinfo@ultimusllc.com. The current prospectus and statement of additional information, dated March 1, 2011, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

TFS SMALL CAP FUND seeks long-term capital appreciation. In addition, it seeks to outperform the Russell 2000® Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (on shares redeemed within 90 days of purchase)	2%
Exchange Fee	None
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution (12b-1) Fees	None
Other Expenses	1.03%
Total Annual Fund Operating Expenses	2.28%
Less Management Fee Reductions(1)	(0.53%)
Total Annual Fund Operating Expenses after Management Fee Reductions	1.75%

(1)
The Adviser has contractually agreed to reduce Management Fees and to absorb the Fund’s other operating expenses (for the life of Fund) to the extent necessary to limit annual ordinary operating expenses to an amount not exceeding 1.75% of the Small Cap Fund’s average daily net assets. Management Fee reductions and expenses absorbed by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the ordinary operating expenses of the Fund to exceed the 1.75% limit. Ordinary operating expenses includes all Fund expenses except brokerage, taxes, borrowing costs, Acquired Fund Fees and Expenses and extraordinary expenses, including the costs of a merger involving the Fund. The Adviser’s right to receive repayment of any Management Fee reductions and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to the Fund. This agreement may be terminated by either the Fund or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically as to a Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table on the previous page. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 178	$ 551	$ 949	$2,062

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 657% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of “small cap companies.” A small cap company is defined by TFS Capital LLC (the “Adviser”) as a company whose market capitalization, at the time of purchase, is no larger than that of the largest company included in the Russell 2000® Index and no smaller than that of the smallest company included in the Russell 2000® Index. The Fund is not managed to maintain a dollar weighted average market capitalization. Therefore, the Fund may have a greater percentage of its assets in companies at the upper or lower range for small cap companies, as defined by the Fund.

Types of Securities Utilized: The Fund will primarily invest in common stocks of small cap companies that are traded on U.S. exchanges. The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks that are no larger than the upper end of the universe of “small cap companies” as defined above. The Fund is not sector or style (e.g., growth vs. value) specific. Consequently, the portfolio of common stocks selected for investment by the Adviser is expected to contain a diverse range of equity styles and sectors. The sector weightings and style classification are not intended to be static and will vary over time.

Quantitative Stock Selection Models: The Adviser utilizes a quantitative and objective investment decision-making process to select individual common stocks for the Fund. The Adviser has developed proprietary “stock-selection” models that are intended to predict the future performance of individual stocks relative to the Russell 2000® Index. These models were developed through extensive historical analysis of stock-screening variables. The models may include fundamental and technical variables, as well as macro-economic indicators. The exact variables utilized are deemed to be proprietary and the Adviser believes it may be in the best interest of the Fund to not disclose these variables. With the assistance of multiple trading models, the Adviser will purchase common stocks that it expects to outperform the Russell 2000® Index. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

PRINCIPAL RISKS

An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. Below are the principal risks of an investment in this Fund.

Small Cap Stocks – Small cap stocks typically are more volatile and less liquid than larger cap stocks. Small cap companies may have a shorter history of operations and may lack depth of management. Small cap companies may be unable to generate funds necessary for growth or potential development, or may be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. Securities of smaller companies may have more limited trading markets than larger companies. These risks are more prominent in the lower end of the capitalization range for the Fund’s small cap companies.

Market Risk – The risk of losing money due to general market movements is called market risk. Given that stock prices can be extremely volatile, the Fund’s share price may be subject to extreme fluctuations. In a declining stock market, stock prices for all companies may decline, regardless of any one particular company’s own unique prospects.

Management Risk – The success of the Fund’s strategy is dependent on the Adviser’s ability and stock selection process to correctly identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Quantitative Strategy Risk – The quantitative models used by the Adviser may be similar to the models used by other quantitative managers. To the extent that they are similar, the Fund’s price movements may have a high degree of correlation to other quantitative funds. This potential portfolio overlap with other quantitative funds could lead to periods of high volatility, especially in the event that other managers choose to rapidly sell securities or close short positions.

High Portfolio Turnover Risk – Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategies are expected to involve frequent trading which leads to high portfolio turnover. High rates of portfolio turnover could lower performance of the Fund due to increased trading costs and may result in the realization of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance.

Transaction Cost Risk – Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of portfolio turnover, the Fund will likely incur higher brokerage and custody charges than those associated with an average equity fund. These transaction costs increase the cost of your investment in the Fund.

Tax Inefficiency Risk – In addition to the potential for large capital gain distributions, it is expected that most or all of the gains distributed will be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Fund, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Small Cap Fund by showing the changes in the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. All performance information shown reflects fee reductions and expense reimbursements by the Adviser; without such fee reductions and expense reimbursements, returns would be less than those shown. Updated performance information, current through the most recent month end, is available at www.tfscapital.com/products/tfs_small_cap_fund.asp or by calling 1-888-534-2001.

Annual Total Returns

During the periods shown in the bar chart, the highest return for a quarter was 32.35% during the quarter ended June 30, 2009 and the lowest return for a quarter was -26.97% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2010

The performance table presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 Year	Since Inception (March 7, 2006)
TFS Small Cap Fund
Return Before Taxes	28.95%	9.97%
Return After Taxes on Distributions	26.65%	8.38%
Return After Taxes on Distributions and Sale of Fund Shares	19.00%	7.68%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	26.85%	3.14%

MANAGEMENT OF THE FUND

Investment Adviser

TFS Capital LLC is the Fund’s investment adviser.

Portfolio Management Committee

The Adviser employs a team of investment professionals to manage the Fund’s investments. The Portfolio Management Committee is responsible for the day-to-day management of the Fund’s portfolio. The members of the Portfolio Management Committee are:

Name	Title	Length of Service to the Fund
Larry Eiben	Co-Portfolio Manager	Since March 2006
Kevin Gates	Co-Portfolio Manager	Since March 2006
Richard Gates	Co-Portfolio Manager	Since March 2006
Eric Newman	Co-Portfolio Manager	Since March 2006
Dr. Chao Chen	Co-Portfolio Manager	Since March 2006
Dr. Yan Liu	Co-Portfolio Manager	Since November 2009

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment Requirement

$5,000 for all types of accounts.

Minimum Additional Investment Requirement

$100 for all types of accounts

To Place Orders

By Mail:	TFS Capital Investment Trust c/o Ultimus Fund Solutions, LLC P.O.Box 46707 Cincinnati, Ohio 45246-0707
By Bank Wire:	Call 1-888-534-2001 for assistance.

General Information

You may purchase, exchange or redeem (sell) shares of the Fund on each day that the NYSE is open for business at the Fund’s net asset value next calculated after receipt of a purchase or redemption order in proper form. Purchase, exchange and redemption orders must be received prior to 4:00 p.m., Eastern time. Transactions may be initiated by written request, by wire transfer or through your financial intermediary.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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